                                                                                                                                           Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

FIRST AMENDMENT, dated as of December 21, 2020 (this "Amendment"), made by ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC. (the "Borrower") and ING CAPITAL LLC, in its

capacity as administrative agent on behalf of itself and the other Lenders (in such capacity, the "Administrative Agent") under the Credit Agreement (as hereinafter defined). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

A.     The Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent entered into that certain First Amended and Restated Credit Agreement, dated as of January 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement").

B.     The Borrower has requested an amendment to the Credit Agreement, and the Administrative Agent has agreed thereto, on the terms and conditions herein contained.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.          Amendment to Credit Agreement. Clause (b)(xii) of the defined term "Consolidated EBITDA" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(xii) without duplication of any addbacks provided in the definition of Pro Forma Basis, any transaction costs and similar amounts (including termination fees) during such period that are expensed, accompanied by such supporting documentation as the Administrative Agent shall reasonably request, and

2.           Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the "Amendment Effective Date") on which the following conditions have been satisfied or waived:

(a)     Amendment. The Administrative Agent (or its counsel) shall have received from the Borrower and each other Loan Party counterparts of this Amendment signed on behalf of such parties, and the Administrative Agent shall have executed a counterpart hereof.

(b)     Required Lender Consent. The Administrative Agent (or its counsel) shall have received from Required Lenders consents to this Amendment signed on behalf of such parties.

(c)     Fees and Expenses. All reasonable out-of-pocket expenses incurred by the Administrative Agent (including reasonable fees and expenses of Bryan Cave Leighton Paisner LLP, counsel to the Administrative Agent) to the extent invoiced shall have been paid.

3.            Representations and Warranties.

(a)     To induce the Administrative Agent to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment Effective Date and after giving effect to this Amendment, this Amendment and the Credit Agreement constitute such Loan Party's legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

(b)     After giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of such date as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to "materiality", "Material Adverse Effect" or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)     After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

4.	Effect of Amendment.

(a)     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b)     On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import, and each reference to the Credit Agreement, "thereunder", "thereof', "therein" or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.

5.           Reaffirmation. Each of the Loan Parties hereby (a) consents to this Amendment, (b) acknowledges that notwithstanding the execution and delivery of this Amendment or any prior amendment, the obligations of each of the Guarantors under the Credit Agreement and the Security Agreement are not impaired or affected (except as expressly provided for in this Amendment) and the Credit Agreement and the Security Agreement continue in full force and effect and shall apply to the Obligations as amended hereby, (c) reaffirms and ratifies the Credit Agreement and the Security Agreement and its pledges and grants of security interests and agrees that such pledges and grants of security interests shall continue to be in full force and effect and shall continue to accrue to the benefit of the Lenders and the other Secured Parties under the Credit Agreement, (d) acknowledges that notwithstanding the execution and delivery of this Amendment or any prior amendment, the obligations of each of the Loan Parties under the Loan Documents to which it is a party (other than the Credit Agreement and the Security Agreement) are not impaired or affected (except as expressly provided for in this Amendment) and such Loan Documents continue in full force and effect and shall secure the Obligations as amended hereby and (e) affirms and ratifies such Loan Documents, as may be amended hereby.

2

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

6.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

7.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

8.     Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Pages Follow]

3

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., as Borrower

By:	/s/ Laurie Butcher
Name:	Laurie Butcher
Title	Chief Financial Officer

CONSENTED TO:

ACS CABLE SYSTEMS, LLC

ACS INFOSOURCE, INC.

ACS LONG DISTANCE LICENSE SUB, LLC

ACS LONG DISTANCE, LLC

ACS MESSAGING, INC.

ACS OF ALASKA LICENSE SUB, LLC

ACS OF ALASKA, LLC

ACS OF ANCHORAGE LICENSE SUB, LLC

ACS OF ANCHORAGE, LLC

ACS OF FAIRBANKS LICENSE SUB, LLC

ACS OF FAIRBANKS, LLC

ACS OF THE NORTHLAND LICENSE SUB, LLC

ACS OF THE NORTHLAND, LLC

ACS WIRELESS LICENSE SUB, LLC

ACS WIRELESS, INC.

ALASKA COMMUNICATIONS LLC

ALASKA COMMUNICATIONS INTERNET, LLC

ALASKA COMMUNICATIONS SERVICES, INC.

ALASKA FIBER STAR, LLC

ALASKA FIBER STAR LICENSE CORPORATION

ALASKA NORTHSTAR COMMUNICATIONS, LLC

CREST COMMUNICATIONS CORPORATION

NORTHERN LIGHTS HOLDINGS, INC.

NORTHSTAR LICENSE CORPORATION

WCI CABLE, INC.

WCIC HILLSBORO, LLC

WORLD NET COMMUNICATIONS, INC.

TEKMATE, LLC

WCI LIGHTPOINT LLC

AS TO EACH OF THE FOREGOING:

By:      /s/ Laurie Butcher

Name: Laurie Butcher

Title:   Chief Financial Officer

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

ING CAPITAL LLC, as Administrative Agent By: /s/ Stephen Nettler Name: Stephen M. Nettler Title: Managing Director By: /s/ Jonathan Feld Name: Jonathan Feld Title: Vice President

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

CONSENT (this “Consent”) to the First Amendment (the “Amendment”) to the First Amended and Restated Credit Agreement, dated as of January 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), made by and among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation, as BORROWER, each of the GUARANTORS party thereto, the LENDERS party thereto, and ING CAPITAL LLC, in its capacity as Administrative Agent for the Secured Parties (as therein defined) and as an Issuing Lender and Swing Line Lender (each as therein defined). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

The undersigned Lender, in respect of all of its right, title and interest in the Loan Documents, hereby irrevocably and unconditionally approves and consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized representative thereof as of the date first written above.

ING CAPITAL LLC By: /s/ Stephen Nettler Name: Stephen M. Nettler Title: Managing Director If a second signature is necessary: By: /s/ Jonathan Feld Name: Jonathan Feld Title: Vice President

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

CONSENT (this “Consent”) to the First Amendment (the “Amendment”) to the First Amended and Restated Credit Agreement, dated as of January 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), made by and among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation, as BORROWER, each of the GUARANTORS party thereto, the LENDERS party thereto, and ING CAPITAL LLC, in its capacity as Administrative Agent for the Secured Parties (as therein defined) and as an Issuing Lender and Swing Line Lender (each as therein defined). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

The undersigned Lender, in respect of all of its right, title and interest in the Loan Documents, hereby irrevocably and unconditionally approves and consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized representative thereof as of the date first written above.

BANK OF THE WEST By: /s/ Leni Preciado Name: Leni Preciado Title: Director, Market Manager

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

CONSENT (this "Consent") to the First Amendment (the "Amendment") to the First Amended and Restated Credit Agreement , dated as of January 15, 2019 (as amended, restated , extended , supplemented or otherwise modified in writing from time to time, the "Credit Agreement") , made by and among ALASKA COMMUNICATIONS SYSTEMS HOLDING S, INC., a Delaware corporation, as BORROWER, each of the GUARANTORS party thereto, the LENDERS party thereto, and ING CAPITAL LLC, in its capacity as Administrative Agent for the Secured Parties (as therein defined) and as an Issuing Lender and Swing Line Lender (each as therein defined) . Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

The undersigned Lender, in respect of all of its right, title and interest in the Loan Documents , hereby irrevocably and unconditionally approves and consents to the Amendment .

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized representative thereof as of the date first written above.

CoBank, ACB (Name of Lender) By: /s/ Lennie Blakeslee Name: Lennie Blakeslee Title: Managing Director If a second signature is necessary: By: Name: Title:

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

CONSENT (this "Consent") to the First Amendment (the "Amendment") to the First Amended and Restated Credit Agreement, dated as of January 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), made by and among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation, as BORROWER, each of the GUARANTORS party thereto, the LENDERS party thereto, and ING CAPITAL LLC, in its capacity as Administrative Agent for the Secured Parties (as therein defined) and as an Issuing Lender and Swing Line Lender (each as therein defined). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

The undersigned Lender, in respect of all of its right, title and interest in the Loan Documents, hereby irrevocably and unconditionally approves and consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized representative thereof as of the date first written above.

Columbia State Bank (Name of Lender) By: /s/ Thomas G. Gunder Name: Thomas G. Gunder Title: SVP If a second signature is necessary: By: Name: Title:

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

CONSENT (this "Consent") to the First Amendment (the "Amendment") to the First Amended and Restated Credit Agreement, dated as of January 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), made by and among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation, as BORROWER, each of the GUARANTORS party thereto, the LENDERS party thereto, and ING CAPITAL LLC, in its capacity as Administrative Agent for the Secured Parties (as therein defined) and as an Issuing Lender and Swing Line Lender (each as therein defined). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

The undersigned Lender, in respect of all of its right, title and interest in the Loan Documents, hereby irrevocably and unconditionally approves and consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized representative thereof as of the date first written above.

FIFTH THIRD BANK, NATIONAL ASSOCIATION By: /s/ Eric Oberfield Name: Eric Oberfield Title: Director If a second signature is necessary: By: Name: Title:

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

CONSENT (this “Consent”) to the First Amendment (the “Amendment”) to the First Amended and Restated Credit Agreement, dated as of January 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), made by and among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation, as BORROWER, each of the GUARANTORS party thereto, the LENDERS party thereto, and ING CAPITAL LLC, in its capacity as Administrative Agent for the Secured Parties (as therein defined) and as an Issuing Lender and Swing Line Lender (each as therein defined). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

The undersigned Lender, in respect of all of its right, title and interest in the Loan Documents, hereby irrevocably and unconditionally approves and consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized representative thereof as of the date first written above.

GREAT LAKES KCAP F3C SENIOR, LLC (Name of Lender) By: /s/ Ted Goldthorpe Name: Ted Goldthorpe Title: Authorized Signatory

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

CONSENT (this "Consent") to the First Amendment (the "Amendment") to the First Amended and Restated Credit Agreement, dated as of January 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), made by and among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation, as BORROWER, each of the GUARANTORS party thereto, the LENDERS party thereto, and ING CAPITAL LLC, in its capacity as Administrative Agent for the Secured Parties (as therein defined) and as an Issuing Lender and Swing Line Lender (each as therein defined). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

The undersigned Lender, in respect of all of its right, title and interest in the Loan Documents, hereby irrevocably and unconditionally approves and consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized representative thereof as of the date first written above.

MUFG UNION BANK, N.A (Name of Lender) By: /s/ Ted Jurgielewicz Name: Ted Jurgielewicz Title: Vice President

Alaska Communications Systems Holdings, Inc. First Amendment to Amended and Restated Credit Agreement

CONSENT (this “Consent”) to the First Amendment (the “Amendment”) to the First Amended and Restated Credit Agreement, dated as of January 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), made by and among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation, as BORROWER, each of the GUARANTORS party thereto, the LENDERS party thereto, and ING CAPITAL LLC, in its capacity as Administrative Agent for the Secured Parties (as therein defined) and as an Issuing Lender and Swing Line Lender (each as therein defined). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

The undersigned Lender, in respect of all of its right, title and interest in the Loan Documents, hereby irrevocably and unconditionally approves and consents to the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized representative thereof as of the date first written above.

U.S. Bank National Association (Name of Lender) By: /s/ Paul Weissenberger Name: Paul Weissenberger Title: Senior Vice President If a second signature is necessary: By: Name: Title:

Alaska Communications Systems Holdings, Inc. First Amendment to First Amended and Restated Credit Agreement